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                                                               Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 1998 on The Riggs Bank N.A. 401(k) Plan included in this Form 11-K filed June 26, 1998, into the Riggs National Corporation's previously filed Form S-8, Registration Statement No. 33-52451.






/s/ ARTHUR ANDERSEN LLP

Washington, D.C.
June 26, 1998